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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY


    The undersigned, each a director and/or officer of Pillowtex Corporation, a Texas corporation (the "Company"), hereby constitute and appoint Charles M. Hansen, Jr., Jeffrey D. Cordes, John H. Karnes, Jr. and John F. Sterling, or any of them, our true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in our name and behalf in our capacities as director and/or officer of the Company and to execute any and all instruments for us and in our name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-4 relating to the offering of Common Stock, par value $0.01 per share, of the Company pursuant to that certain Agreement and Plan of Merger among the Company, Pegasus Merger Sub, Inc. and Fieldcrest Cannon, Inc., including, without limitation, power and authority to sign for us, in our name in the capacities indicated above, such Registration Statement and any all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any substitute of substitutes thereof, shall do or cause to be done by virtue hereof.

Dated:  September 25, 1997


     /s/ Charles M. Hansen, Jr.                   /s/ Mary R. Silverthorne
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       Charles M. Hansen, Jr.                       Mary R. Silverthorne


       /s/ Jeffrey D. Cordes                        /s/ William B. Madden
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         Jeffrey D. Cordes                            William B. Madden


      /s/ Christopher N. Baker                      /s/ M. Joseph McHugh
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       Christopher N. Baker                           M. Joseph McHugh


        /s/ Kevin M. Finlay                         /s/ Paul G. Gillease
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          Kevin M. Finlay                             Paul G. Gillease


       /s/ Scott E. Shimizu                          /s/ Ralph La Rovere
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          Scott E. Shimizu                             Ralph La Rovere